LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

COLLECTION PERIOD:                           NOVEMBER 1-30, 2005                PAYMENT DATE:        DEC 15 2005
DETERMINATION DATE:                          DEC 09 2005                        REPORT BRANCH:       2052
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                   TOTAL          CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4   ERALIZATION
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Class Percentages                                  100.00%         17.00%          34.29%         18.14%          30.57%   0.00%
Initial Pool Balance                        262,286,400.45  44,588,688.08   89,926,765.87  47,586,246.94  80,184,699.57    0.00
Prefunding                                   87,713,599.55  14,911,311.92   30,073,234.13  15,913,753.06  26,815,300.43    0.00
Total Balance                               350,000,000.00  59,500,000.00  120,000,000.00  63,500,000.00 107,000,000.00    0.00
Note Balance Total                          350,000,000.00  59,500,000.00  120,000,000.00  63,500,000.00 107,000,000.00
Number of Contracts                                 12,937
Class Pass Through Rates                                           3.970%          4.325%         4.406%         4.522%
Servicing Fee Rate                                1.75000%
Indenture Trustee Fee                             0.00300%
Custodian Fee                                     0.02000%
Backup Servicer Fee                               0.02000%
Insurance Premium Fee                             0.20000%
Class C Certificate Rate                          5.25000%

Initial Weighted Average APR                      11.3696%
Initial Weighted Average Monthly Dealer
   Participation Fee Rate                           0.000%
Initial Weighted Average Adjusted APR
 (net of Monthly Dealer Participation)
   of Remaining Portfolio                            11.3696%
Initial Weighted Average Remaining Term              66.64
Initial Weighted Average Original Term               68.42

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CURRENT MONTH CERTIFICATE                                                                                               OVERCOLLAT-
   BALANCES                                       TOTAL         CLASS A-1     CLASS A-2      CLASS A-3      CLASS A-4   ERALIZATION
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BOP:

Prior Month Pool Balance                      300,396,565.63  33,976,606.59   89,926,765.87  47,586,246.94   80,184,699.57   0.00
Prefunding Pool Balance                        38,991,352.88   6,628,529.99   13,368,463.84   7,074,145.45   11,920,213.59   0.00
Total Pool Balance                            339,387,918.51  40,605,136.58  103,295,229.71  54,660,392.39   92,104,913.16   0.00
Total Note Balance                            338,670,639.50  48,170,639.50  120,000,000.00  63,500,000.00  107,000,000.00

EOP:
Number of Current Month Closed Contracts                 332
Number of Reopened Loans                                0.00
Number of Contracts - EOP                             16,538
Pool Balance  -  EOP                          329,016,911.57  23,605,599.65   89,926,765.87  47,586,246.94   80,184,699.57   0.00
Prefunding Pool Balance                                 0.00           0.00            0.00           0.00            0.00   0.00
Total Pool Balance  -  EOP                    329,016,911.57  23,605,599.65   89,926,765.87  47,586,246.94   80,184,699.57   0.00
Total Note Balance - EOP                      326,830,416.27  36,330,416.27  120,000,000.00  63,500,000.00  107,000,000.00

Class Collateral Pool Factors                     0.93380119     0.61059523      1.00000000     1.00000000      1.00000000

Weighted Average APR of Remaining Portfolio        11.39464%
Weighted Average Monthly Dealer
Participation Fee Rate                              0.00000%
Weighted Average Adjusted APR (net of Monthly
   Dealer Participation) of Remaining Portfolio    11.39464%
Weighted Average Remaining Term                       65.61
Weighted Average Original Term                        68.47

                                                                     page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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TOTAL DISTRIBUTION AMOUNT                                                                                     CONTRACTS
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    Monthly Payments:      Principal                                                  4,317,311.46
                           Interest                                                   3,095,042.39

    Early Payoffs:         Principal Collected                                        5,880,373.17
                           Early Payoff Excess Servicing Compensation                        33.51
                           Early Payoff Principal Net of Rule of 78s Adj.             5,880,339.66                322
                           Interest                                                      66,174.64

    Liquidated Receivable: Principal Collected                                               15.56
                           Liquidated Receivable Excess Servicing Compensation                0.00
                           Liquidated Receivable Principal Net of Rule of 78s Adj.           15.56                  7
                           Interest                                                         (15.56)

    Purchase Amount:       Principal                                                     65,697.97                  3
                           Interest                                                       2,139.15

                                        Total Principal                              10,263,364.65
                                        Total Interest                                3,163,340.62
                                        Total Principal and Interest                 13,426,705.27

    Recoveries                                                                           35,439.95
    Excess Servicing Compensation                                                            33.51
    Late Fees & Miscellaneous Fees                                                       29,256.44
    Collection Account Customer Cash                                                 13,491,435.17

    ADDITIONAL COLLECTION ACCOUNT CASH:

    Collection Account Investment Income                                                 30,699.26
    Prefunding Account Investment Income                                                119,699.67
    Mandatory Special Redemption                                                              0.00
    Available Funds                                                                  13,641,834.10

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DISTRIBUTION                                                                                     DISTRIBUTION     SHORTFALL / DRAW
                                                                                                    AMOUNT        DEFICIENCY CLAIM
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                                                                                                13,641,834.10

Monthly Dealer Participation Fee                                                    0.00        13,641,834.10               0.00
Prior Unpaid Dealer Participation Fee                                               0.00        13,641,834.10

Servicing Fees:                        Current Month Servicing Fee            438,078.32
                                       Prior Period Unpaid Servicing Fee            0.00
                                       Late Fees & Miscellaneous Fees          29,256.44
                                       Excess Servicing Compensation               33.51
                                                  Total Servicing Fees:       467,368.27        13,174,465.83               0.00

Indenture Trustee Fee                                                             846.68        13,173,619.15               0.00
Custodian Fee                                                                   5,006.61        13,168,612.54               0.00
Backup Servicer Fee                                                             5,006.61        13,163,605.93               0.00
Prior Unpaid Indenture Trustee Fee                                                  0.00        13,163,605.93               0.00
Prior Unpaid Custodian Fee                                                          0.00        13,163,605.93               0.00
Prior Unpaid Backup Servicer Fee                                                    0.00        13,163,605.93               0.00

                                                                     page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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DISTRIBUTION CONTINUED                                                               DISTRIBUTION        SHORTFALL / DRAW
                                                                                        AMOUNT           DEFICIENCY CLAIM
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Class A-1 Note Interest:           Current Month                   159,364.53        13,004,241.40               0.00
                                   Prior Carryover Shortfall             0.00        13,004,241.40
Class A-2 Note Interest:           Current Month                   432,500.00        12,571,741.40               0.00
                                   Prior Carryover Shortfall             0.00        12,571,741.40
Class A-3 Note Interest:           Current Month                   233,150.83        12,338,590.57               0.00
                                   Prior Carryover Shortfall             0.00        12,338,590.57
Class A-4 Note Interest:           Current Month                   403,211.67        11,935,378.90               0.00
                                   Prior Carryover Shortfall             0.00        11,935,378.90
Principal Payment Amount:          Current Month                 9,653,727.93         2,281,650.97               0.00
                                   Prior Carryover Shortfall             0.00         2,281,650.97
Certificate Insurer:               Reimbursement Obligations             0.00         2,281,650.97               0.00
                                   Premium                          54,471.80         2,227,179.17               0.00
Class C Interest Payment Amount
                                   Current Month                    53,593.75         2,173,585.42               0.00
                                   Prior Carryover Shortfall             0.00         2,173,585.42               0.00
Supplemental Enhancement Account                Reimbursement            0.00         2,173,585.42               0.00
Expenses:                          Trust Collateral Agent                0.00         2,173,585.42               0.00
                                   Indenture Trustee                     0.00         2,173,585.42               0.00
                                   Backup Servicer                       0.00         2,173,585.42               0.00
                                   Custodian                             0.00         2,173,585.42               0.00
Distribution to (from) the Spread Account                        2,173,585.42                0.00
Distribution (from) the Supplemental Enhancement Account                 0.00                0.00

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LIQUIDATED RECEIVABLES
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                                                                                              Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                    Balance            Units

   BOP Liquidated Receivable Principal Balance       107,657.85   BOP Cram Down loss Balance         0.00        0.00
   Current Month Cram Down Loss                            0.00   Current Month Cram Down Loss       0.00        0.00
   Liquidation Principal Proceeds                         15.56
   Principal Loss                                    107,642.29
   Prior Month Cumulative Principal Loss LTD           3,429.58
   Cumulative Principal Loss LTD                     111,071.87   Cumulative Cram Down Loss          0.00        0.00

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STATISTICAL INFORMATION
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                                                                            % OF TOTAL POOL
DELINQUENCY STATUS:                    # OF CONTRACTS       AMOUNT              BALANCE

   Current                                    14,229    283,969,756.09              86.31%
   1-29 Days                                   2,216     43,646,871.36              13.27%
   30-59 Days                                     68        967,915.26               0.29%
   60-89 Days                                     24        426,764.88               0.13%
   90-119 Days                                     1          5,603.98               0.00%
   120 Days or More                                0              0.00               0.00%
                             Total            16,538    329,016,911.57             100.00%

                                                                     page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                Trigger            Trigger         Event of Default        Event of
                             Current Month     Threshold            Event             Threshold            Default

Average Delinquency Ratio         0.23185%       5.25%               NO                 7.25%                 NO
Cumulative Default Rate              0.04%       1.79%               NO                 2.08%                 NO
Cumulative Loss Rate                 0.02%       0.90%               NO                 1.15%                 NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                            CERTIFICATE INVENTORY                                                 RECOVERY INVENTORY
                              # OF CONTRACTS          AMOUNT *                                      # OF CONTRACTS    AMOUNT *

Prior Month Inventory                      2         25,345.29          Prior Month Inventory                  0        0.00
Repurchased                                0              0.00                    Repurchased                  0        0.00
Adjusted Prior Month Inventory             2         25,345.29 Adjusted Prior Month Inventory                  0        0.00
Current Month Repos                        5        101,476.91            Current Month Repos                  7  106,300.63
Repos Actually Liquidated                  2         25,345.29   Repos from Trust Liquidation                  0        0.00
Repos Liquidated at 60+ or 150+            0              0.00      Repos Actually Liquidated                  4   80,955.34
Dealer Payoff                              0              0.00                  Dealer Payoff                  0        0.00
Redeemed / Cured                           0              0.00               Redeemed / Cured                  1        0.00
Purchased Repos                            0              0.00                Purchased Repos                  0        0.00
Current Month Inventory                    5        101,476.91        Current Month Inventory                  2   25,345.29

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                              # OF CONTRACTS            AMOUNT
Current Month Balance                      7        107,657.85
Cumulative Balance                         9        112,558.51
Current Month Proceeds                                    0.00
Cumulative Proceeds                                   1,478.77
Current Month Recoveries                             35,439.95
Cumulative Recoveries                                35,439.95

                                                 RECEIVABLES LIQUIDATED AT 150 OR
                                                 MORE DAYS DELINQUENT, 60 OR MORE
                                                 DAYS PAST THE DATE AVAILABLE FOR SALE    CUMULATIVE RECEIVABLES
                                                 AND BY ELECTION:                         LIQUIDATED AT 150+ AND 60+:
                                                        Balance          Units                Balance           Units
Prior Month                                               0.00              0                   0.00               0
Current Trust Liquidation Balance                         0.00              0                   0.00               0
Current Monthly Principal Payments                        0.00
Cram Down Loss                                            0.00
Reopened Loan Due to NSF                             18,108.10              1
Current Repurchases                                       0.00              0
Current Recovery Sale Proceeds                            0.00              0
Deficiency Balance of Sold Vehicles                       0.00
EOP                                                  18,108.10              1                   0.00               0

                                                                     page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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STATISTICAL INFORMATION CONTINUED
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   SPREAD ACCOUNT RECONCILIATION
                                                                                 REQUISITE AMOUNT:          4,374,999.99

Initial Deposit                                                  3,278,580.00
BOP Balance                                                      3,887,608.08
Subsequent Transfer Required Deposit                               487,391.91
Remaining Distribution Amount                                    2,173,585.42
Investment Income                                                   12,909.88
Current Month Draw                                                       0.00
EOP Balance Prior to Distribution                                6,561,495.29

Spread Account Release Amount                                    2,186,495.30

EOP Balance                                                      4,374,999.99

Class A Principal Payment Amount                                 2,186,495.30
Class C Supplemental Interest and Carryover Shortfall                    0.00
Class R Certificateholder Distribution                                   0.00

   CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                   12,250,000.00
BOP Balance                                                     12,250,000.00
Supplemental Enhancement Account Deposit
Current Month Draw                                                       0.00
Supplemental Enhancement Account Investment Earnings                40,337.50
Supplemental Enhancement Account Investment Earnings Amount to
Class C Certificateholder                                          (40,337.50)
Class C Supplemental Enhancement Amount Before Release          12,250,000.00

Supplemental Enhancement Account Release Amount                          0.00

EOP Balance                                                     12,250,000.00

OVERCOLLATERALIZATION AMOUNT                                     2,186,495.30

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                          18,811,495.29                5.72%

REQUIRED TOTAL ENHANCEMENT AMOUNT                               32,901,691.16               10.00%

PREFUNDING ACCOUNT RECONCILIATION

   Initial Deposit                                              87,713,599.55
   BOP Balance                                                  38,991,352.88
   Subsequent Transfer                                         (38,991,352.88)
   Investment Income Earned                                        119,699.67
   Investment Income Deposited to Note Account                           0.00
   Mandatory Special Redemption                                          0.00
   Remaining Prefunding Balance                                                         119,699.67
   Undistributed Investment Income                                                            0.00
   EOP Balance Before Release to Servicer                                               119,699.67
   Prefunding Account Balance Released to Servicer                 119,699.67
   EOP Balance                                                           0.00

                                                                     page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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                          CUMULATIVE LOSS:                                 CUMULATIVE GROSS DEFAULT:
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            UP TO MONTH   TRIGGER EVENT EVENT OF DEFAULT      UP TO MONTH        TRIGGER EVENT      EVENT OF DEFAULT

                 3            0.90%           1.15%                3                 1.79%               2.08%
                 6            1.79%           2.10%                6                 3.58%               3.81%
                 9            2.24%           2.67%                9                 4.26%               4.85%
                12            3.58%           3.81%               12                 6.72%               6.92%
                15            4.07%           4.33%               15                 7.74%               7.87%
                18            4.89%           5.19%               18                 9.78%               9.44%
                21            5.33%           6.06%               21                 10.26%              11.02%
                24            5.91%           6.58%               24                 10.74%              11.96%
                27            6.29%           7.10%               27                 11.43%              12.91%
                30            6.86%           7.61%               30                 12.47%              13.84%
                33            7.24%           8.14%               33                 13.16%              14.79%
                36            7.62%           8.48%               36                 13.85%              15.42%
                39            7.81%           8.65%               39                 14.20%              15.73%
                42            8.00%           9.00%               42                 14.54%              16.36%
                45            8.00%           9.00%               45                 14.54%              16.36%
                48            8.00%           9.00%               48                 14.54%              16.36%
                51            8.00%           9.00%               51                 14.54%              16.36%
                54            8.00%           9.00%               54                 14.54%              16.36%
                57            8.00%           9.00%               57                 14.54%              16.36%
                60            8.00%           9.00%               60                 14.54%              16.36%
                63            8.00%           9.00%               63                 14.54%              16.36%
                66            8.00%           9.00%               66                 14.54%              16.36%
                69            8.00%           9.00%               69                 14.54%              16.36%
                72            8.00%           9.00%               72                 14.54%              16.36%
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 AVERAGE DELINQUENCY RATIO:
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           UP TO MONTH                                  TRIGGER EVENT                        EVENT OF DEFAULT

               12                                           5.25%                                  7.25%
               24                                           6.25%                                  8.25%
               72                                           7.25%                                  9.25%
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                                                                     page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2005 and were performed in conformity with the Sale and Servicing Agreement dated October 1,
2005.

/s/ Maureen E. Morley
-------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     page 7 of 7